Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
    PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002*

In connection with the Amendment No. 1 to the report of China Organic Agriculture, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Xuefeng Guo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 3, 2008

                                                                 /s/ Xuefeng Guo
                                      ------------------------------------------
                                                                     Xuefeng Guo
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to China Organic Agriculture, Inc. and will be retained by China Organic Agriculture, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.